                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): February 17, 2004



                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)

       MISSOURI                       0-20600                   43-1311101
    (State or other              (Commission File            (I.R.S. Employer
    jurisdiction of                   Number)                 Identification
     organization)                                                Number)

    3101 MCKELVEY ROAD
    ST. LOUIS, MISSOURI                                            63044
    (Address of principal executive offices)                     (Zip Code)


     Registrant's telephone number, including area code: (314) 291-5110

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On February 17, 2004, Zoltek Companies, Inc. (the "Registrant") issued a press release announcing its financial results for the quarter ended December 31, 2003. A copy of the press release is attached hereto and incorporated herein as Exhibit 99. This Form 8-K, including
Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired. Not
                      -------------------------------------------
                      applicable.

                  (b) Pro forma financial information. Not applicable
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                  (c) Exhibits. See Exhibit Index.
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 19, 2004

                                       ZOLTEK COMPANIES, INC.



                                       By   /s/Zsolt Rumy
                                          -------------------------------------
                                          Zsolt Rumy
                                          Chairman and Chief Executive Officer

                                EXHIBIT INDEX



 Exhibit
 Number                                Description
 ------                                -----------

   99                     Press Release, dated February 17, 2004.